Exhibit 99.1

Renasant Corporation and KeyWorth Bank Announce

Definitive Merger Agreement

TUPELO, MS and JOHNS CREEK, GA (October 20, 2015) — Renasant Corporation (the “Company”) (NASDAQ: RNST), parent company of Renasant Bank (“Renasant Bank” and collectively with the Company, “Renasant”), and KeyWorth Bank (“KeyWorth”) jointly announced today the signing of a definitive merger agreement. Under the agreement, KeyWorth will merge with and into Renasant Bank in a transaction valued at approximately $58.7 million.

Founded in 2007, KeyWorth operates six offices in the Atlanta metropolitan area and as of June 30, 2015, had approximately $389 million in total assets, which included approximately $246 million in total loans, and approximately $336 million in total deposits. The transaction is expected to enhance Renasant’s existing presence in the northern suburbs of Atlanta, Georgia, and complements its recently completed acquisition of Heritage Financial Group, Inc., which operated 36 branches throughout Georgia, Alabama and Florida.

“This is an attractive opportunity for us to acquire a community banking franchise which focuses on the greater Atlanta market area. KeyWorth Bank is a high quality commercial bank, with a strong credit culture and an attractive customer base. We believe this combination will be additive to Renasant’s growing Georgia franchise and will provide us with additional scale and commercial banking expertise in the Atlanta market,” said Renasant Chairman and Chief Executive Officer, E. Robinson McGraw. “KeyWorth has a team of quality bankers and we are excited for them to become part of our company.”

James F. Pope, Chief Executive Officer of KeyWorth, said, “This is a logical combination with one of the most attractive banks in the Southeast. Our customers will become part of a multi-billion dollar banking franchise with immediate access to an expanded array of products and services. KeyWorth’s shareholders will exchange their shares for Renasant common stock which is listed on NASDAQ and which we believe is well-positioned for continued growth.”

Pope will join the Company as Chairman of Renasant Bank’s Atlanta Metro Division. In addition, KeyWorth President and Chief Operating Officer, Neil Stevens, will become the Atlanta Division Metro President for Renasant Bank. Ken Davis will continue in his role as President of Renasant Bank’s North Georgia Division.

According to the terms of the merger agreement, which has been unanimously approved by the Boards of Directors of both companies, KeyWorth shareholders will receive 0.4494 shares of Renasant common stock for each share of KeyWorth common stock. Based on Renasant’s 20-day average closing price of $33.38 per share as of October 19, 2015, the aggregate deal value is approximately $58.7 million, or $15.00 per share. The transaction is expected to be immediately accretive to Renasant’s estimated earnings and tangible book value per share and has an IRR which exceeds internal thresholds.

The acquisition is expected to close during the first quarter of 2016 and is subject to KeyWorth shareholder approval, regulatory approval and other conditions set forth in the merger agreement.

Supplemental information regarding the acquisition in the form of a presentation to analysts and investors is available by accessing the News and Market Data/Presentations tab on Renasant’s investor relations website at www.renasant.com.

Renasant was advised by the investment banking firm of Raymond James & Associates, Inc., and the law firm of Phelps Dunbar LLP. KeyWorth was advised by the investment banking firm of Banks Street Partners, LLC, and the law firm of Alston & Bird LLP.

Conference Call Information:

Renasant will hold executive management’s quarterly earnings webcast and conference call with analysts on Wednesday, October 21, 2015, at 10:00 AM Eastern Time (9:00 AM Central Time) and will address the merger announcement during this call.

The webcast can be accessed through Renasant’s investor relations website at www.renasant.com or http://services.choruscall.com/links/rnst151021. To access the conference via telephone, dial 1-877-513-1143 in the United States and request the Renasant Corporation Third Quarter Earnings Webcast and Conference Call. International participants should dial 1-412-902-4145 to access the conference call.

The webcast will be archived on www.renasant.com beginning one hour after the call and will remain accessible for one year. Replays can also be accessed via telephone by dialing 1-877-344-7529 in the United States and entering conference number 10074200 or by dialing 1-412-317-0088 internationally and entering the conference number. Telephone replay access is available until November 4, 2015.

Renasant and KeyWorth Contacts:

RNST:	For Media:	For Financials:

	John Oxford	Kevin Chapman
	First Vice President	Executive Vice President
	Director of Corp Communication	Chief Financial Officer
	(662) 680-1219	(662) 680-1450
	joxford@renasant.com	kchapman@renasant.com

KEYWORTH:	For Financials:

Jim Pope
Chief Executive Officer
(770) 753-2302
jimpope@keyworthbank.com

ABOUT RENASANT CORPORATION:

Renasant Corporation is the parent of Renasant Bank, a 111-year-old financial services institution. Renasant has assets of approximately $7.8 billion and operates more than 170 banking, mortgage, financial services and insurance offices in Mississippi, Tennessee, Alabama, Florida and Georgia.

ABOUT KEYWORTH BANK:

KeyWorth, founded in 2007, has assets of approximately $389 million and operates six locations in the Atlanta metropolitan statistical area.

Additional Information about the Renasant/KeyWorth Transaction

This communication is being made in respect of the proposed merger transaction involving Renasant and KeyWorth. In connection with the proposed merger, Renasant will file a registration statement on Form S-4 that will include a joint proxy statement/prospectus, and other relevant documents concerning the proposed merger, with the Securities and Exchange Commission (the “SEC”). This release does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY INVESTMENT DECISION, KEYWORTH INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, KEYWORTH AND THE PROPOSED MERGER. When available, the joint proxy statement/prospectus will be mailed to shareholders of KeyWorth. Investors will also be able to obtain copies of the joint proxy statement/prospectus and other relevant documents filed by Renasant (when they become available) free of charge at the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by Renasant will be available free of charge from Kevin Chapman, Chief Financial Officer, Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804-4827, telephone: (662) 680-1450.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995:

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage companies to provide information about their anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects a company from unwarranted litigation if actual results are different from management expectations. This release reflects the current views and estimates of future economic circumstances, industry conditions, company performance, and financial results of the management of Renasant and KeyWorth. These forward-looking statements are subject to a number of factors and uncertainties which could cause Renasant’s, KeyWorth’s or the combined company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements, and such differences may be material. Forward-looking statements speak only as of the date they are made, and neither Renasant nor KeyWorth assumes any duty to update forward-looking statements. In addition to factors previously disclosed in Renasant’s reports filed with the SEC and those identified elsewhere in this release, these forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Renasant Bank and KeyWorth, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Renasant’s and KeyWorth’s plans, objectives, expectations and intentions and other statements contained in this release that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Renasant’s and KeyWorth’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Renasant Bank and KeyWorth may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities or costs savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) KeyWorth’s shareholders may fail to approve the transaction; (7) the terms of the proposed transaction may need to be modified to satisfy such approvals or conditions; (8) reputational risks and the reaction of the companies’ customers to the transaction; (9) diversion of management time on merger related issues; (10) changes in asset quality and credit risk; (11) inflation; (12) the cost and availability of capital; (13) customer acceptance of the combined company’s products and services; (14) customer borrowing, repayment, investment and deposit practices; (15) the introduction, withdrawal, success and timing of business initiatives; (16) the impact, extent, and timing of technological changes; (17) severe catastrophic events in the companies’ respective geographic area; (18) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (19) the U.S. legal and regulatory framework, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act, could adversely affect the operating results of the combined company; (20) the interest rate environment may compress margins and adversely affect net interest income; and (21) competition from other financial services companies in the companies’ markets could adversely affect operations. Additional factors that could cause Renasant’s results to differ materially from those described in the forward-looking statements can be found in Renasant’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). All subsequent written and oral forward-looking statements concerning Renasant, KeyWorth or the proposed merger or other matters and attributable to Renasant, KeyWorth or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Renasant and KeyWorth do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.

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